IN THE UNITED STATES BANKRUPTCY COURT
FOR THE DISTRICT OF ARIZONA

In re: Ecotality, Inc.	)	CASE NO. 2:13-BK-16127 (MCW)
	)	
	)	**BUSINESS AND INDUSTRY**
	)	**MONTHLY OPERATING REPORT**
	)	
	)	MONTH OF December 2014
	)	
	)	DATE PETITION FILED: 9/16/2013
Debtor	)	
	)	TAX PAYER ID NO. : 68-0515422

Nature of Debtor's Business: In process of liquidating and transitioning remaining assets

DATE DISCLOSURE STATEMENT FILED 10/28/2014 TO BE FILED ______

DATE PLAN OF REORGANIZATION FILED 10/28/2014 TO BE FILED ______

I CERTIFY UNDER PENALTY OF PERJURY THAT THE FOLLOWING MONTHLY OPERATING REPORT AND THE ACCOMPANYING ATTACHMENTS ARE TRUE AND CORRECT TO THE BEST OF MY KNOWLEDGE.

RESPONSIBLE PARTY:

/Susie Herrmann/	CFO
ORIGINAL SIGNATURE OF RESPONSIBLE PARTY	TITLE
Susie Herrmann, CFO	1/20/2015
PRINTED NAME OF RESPONSIBLE PARTY	DATE

PREPARER:

ORIGINAL SIGNATURE OF PREPARER	TITLE
PRINTED NAME OF PREPARER	DATE

PERSON TO CONTACT REGARDING THIS REPORT: Susie Herrmann

PHONE NUMBER: 602-686-6270

ADDRESS: PO Box 20336, Phoenix, AZ 85036-0336

FILE ORIGINAL REPORT ELECTRONICALLY WITH THE COURT, FILE PAPER COPY WITH U.S. TRUSTEE'S OFFICE

Case Number: 2:13-BK-16127 (MCW)

	BANK ACCOUNTS					
	Operating	Adeq Assurance Utility Deposit	Chapter 7 Bankruptcy	Creditors' Committee Carve Out	Innergy Operating	**Total**
	# 1311	# 4411	# 4424	# 4602	# 6103	
Balance at Beginning of Period	168,842.15	124,000.00	10,000.00	30,000.00	267,407.33	600,249.48
RECEIPTS						
Cash Sales						-
Accounts Receivable						-
Loans and Advances						-
Sale of Assets	-					-
Transfers from Other DIP Accounts	200,000.00					200,000.00
2012 Tax Refund	-					-
Refund of Insurance Premiums	-					-
Health Insurance Rebate	-					-
Other Income - Blink LLC, CCGI	-					-
						-
TOTAL RECEIPTS	200,000.00	-	-	-	-	200,000.00
DISBURSEMENTS						
Business - Ordinary Operations	2,792.97					2,792.97
Business - Labor Expenses	20,569.69					20,569.69
Capital Improvements						-
Pre-Petition Debt						-
Transfers to Other DIP Accounts	-					-
Other (attach list)						-
						-
						-
Reorganization Expenses:						-
Attorney Fees	263,372.08					263,372.08
Accountant Fees - Tax	-					-
Other Professional Fees	-					-
U. S. Trustee Quarterly Fee	-					-
Court Costs						-
						-
TOTAL DISBURSEMENTS	286,734.74	-	-	-	-	286,734.74
Balance at End of Month	82,107.41	124,000.00	10,000.00	30,000.00	267,407.33	513,514.74

*Information provided above should reconcile with bala

DISBURSEMENTS FOR CALCULATING QUARTERLY FEES:	
Total Disbursements From Above	286,734.74
Less: Transfers to Other DIP Accounts	-
Plus: Estate Disbursements Made by Outside Sources (payments from escrow; 2-party check; etc.)	
Total Disbursements for Calculating Quarterly Fees	286,734.74

Case Number: 2:13-BK-16127 (MCW)

INCOME STATEMENT

(Accrual Basis)

*Debtor's own form may be substituted if (1) it is prepared in accordance with generally accepted accounting principals, (2) year-to-date and filing-to-date information is provided, and (3) if reorganization expenses are segregated in the statement.

REVENUES	Current Month	Year to Date	Total SInce Filing
Gross Revenue	-	-	268,814.00
Less: Returns & Discounts	-	-	-
Net Revenue	-	-	268,814.00
COST OF GOODS SOLD			
Material	-	-	85,496.70
Direct Labor	-	-	30,921.47
Direct Overhead (attach detail)	-	-	-
Total Cost of Goods Sold	-	-	116,418.17
GROSS PROFIT	-	-	152,395.83
OPERATING EXPENSES			
Officer/Insider Compensation	15,599.14	183,554.23	388,245.40
Selling & Marketing (attach detail)	-	-	-
General & Administrative (SCHED 3A)	27,840.92	606,348.91	1,803,058.02
Other Expenses (attach detail)	-	-	-
Total Operating Expenses	43,440.06	789,903.14	2,191,303.42
Income Before Non-operating Income and Expense	(43,440.06)	(789,903.14)	(2,038,907.59)
OTHER INCOME & (EXPENSE)			
Other Income (SCHED 3B)	-	79,691.24	57,621.45
Other Expense (SCHED 3C)	-	-	8,940.23
Interest Expense	(1,093.75)	(13,125.00)	(87,431.33)
Depreciation/Depletion	-	-	(5,719.82)
Amortization	-	-	(2,083.33)
Net Other Income & Expense	(1,093.75)	66,566.24	(28,672.80)
Income Before Reorganization Expense	(44,533.81)	(723,336.90)	(2,067,580.39)
REORGANIZATION EXPENSES			
Professional Fees	394,911.84	1,943,563.28	3,953,776.77
U.S. Trustee Fees	1,733.33	31,524.99	33,149.99
Other - Impairment Loss	-	-	8,270,805.86
(Gain) / Loss on Sale of Assets	-	(47,674.34)	(47,674.34)
Other - Mexico Wind Down	-	45,412.50	88,175.50
Total Reorganization Expenses	396,645.17	1,972,826.43	12,298,233.78
Income Tax	(529.60)	(14,280.60)	(14,280.60)
NET PROFIT OR (LOSS)	(440,649.38)	(2,681,882.73)	(14,351,533.57)

Ecotality, Inc.
Case Number: 2:13-BK-16127 (MCW)
General and Administrative Expenses
December 2014

OPERATING EXPENSES General & Administrative (attach detail)	Current Month	Year to Date	Total Since Filing
Accounting Services (credit issued in April)	-	33,525.00	39,325.00
Business Insurance	17,639.12	268,005.20	409,129.10
Dues & Subscriptions	-	3,175.20	6,098.85
Investor Relations	-	-	-
IP Licencing Agreement Fees	4,166.67	63,525.06	63,525.06
Legal Fees	-	-	10,604.67
License & Permits	-	311.19	689.19
Marketing (including conferences, website maint & URL)	-	-	549.75
Miscellaneous Expenses	2,542.49	36,749.84	67,440.20
Office Expenses (supplies, postage)	-	2,163.49	6,292.89
Parking	-	-	30.00
Payroll Expenses	15,972.28	301,721.03	677,674.62
Payroll Expense - Workers Comp Insurance	82.50	32,686.12	(11,881.77)
Equity Compensation	2,961.22	19,592.04	83.26
Less: Officer Compensation	(15,599.14)	(183,554.23)	(381,977.61)
Professional Fees (including equity based prof. fees)	-	20,193.14	920,067.69
Property Taxes	-	5,235.64	7,132.25
Public Relations	-	-	11,875.00
Rent	-	-	23,776.27
Tax Penalties & Interest	-	351.95	5,120.17
Travel & Entertainement	-	-	1,194.56
Utilities (water, electric, internet, phone)	75.78	2,668.24	9,216.95
Allocate Marketing costs to subsidiary	-	-	(25,174.12)
Allocate IT costs to subsidiary	-	-	(37,733.96)
	27,840.92	606,348.91	1,803,058.02

Ecotality, Inc.
Case Number: 2:13-BK-16127 (MCW)
Other Income
December 2014

OTHER INCOME & (EXPENSE)	Current Month	Year to Date	Total SInce Filing
Other Income (attach list)			
Interest Income	-	237.24	275.04
Miscellaneous Income (Blink/CCGI)	-	75,000.00	75,000.00
Collection of Pre-Petition Phone Credit	-	4,454.00	4,454.00
Gain(loss) Equity Method Investment *		-	(22,107.59)
	-	79,691.24	57,621.45

Ecotality, Inc.
Case Number: 2:13-BK-16127 (MCW)
Other Expense
December 2014

OTHER INCOME & (EXPENSE)	Current Month	Year to Date	Total SInce Filing
Other Expense (attach list)			
Gain(loss) on foreign currency exchange for loan to Ecotality Australia subsidiary	-	-	8,940.23
	-	-	8,940.23

ECOtality, Inc
Balance Sheet (Accrual Basis)
For the Period Ending November 2014
Case Number: 2:13-BK-16127 (MCW)

	December 2014 Current Period	November 2014 Current Period
Current assets:		
Unrestricted Cash	349,515	436,249
Restricted Cash	164,000	164,000
Receivables, net	40,459	40,459
Note Receivable	35,000	35,000
Taxes Receivable	24,137	23,607
Receivables - Other	-	-
Inventory	-	-
Prepaid & other assets	385,895	403,616
Assets Held for Sale	187,500	187,500
Total current assets	1,186,505	1,290,432
Other assets:		
Intercompany Receivable (SCHED 4A)	90,088,140	90,087,987
Investment in Innergy	-	-
Investment in Collaboratev	-	-
Total other assets	90,088,140	90,087,987
Total assets	91,274,645	91,378,420
Liabilities & Equity		
Post-Petition Liabilities		
Accounts payable	257,214	319,838
Accrued Taxes	-	-
Accrued Payroll	1,334	6,100
Accrued Legal	353,257	155,780
Intercompany Payable (SCHED 4A)	5,156,437	4,956,437
Accrued liabilities (SCHED 4B)	128,965	125,138
Total post-petition liabilities	5,897,207	5,563,294
Pre-Petition Liabilities		
Secured Debt	187,500	187,500
Unsecured Debt	5,000,000	5,000,000
Intercompany Payable (SCHED 4A)	719,929	719,929
Other (SCHED 4C)	1,057,668	1,057,668
Total Pre-Petition Liabilities	6,965,097	6,965,097
Shareholder's equity:		
Pre-Petition Equity		
Common stock	33,529	33,529
Preferred Stock	1,744	1,744
Paid in capital	136,003,909	136,003,909
Retained earnings at acquisition	-	-
Retained earnings since acquisition	(43,277,866)	(43,277,866)
Foreign Currency Translation Adj	0	0
Total Pre-Petition Equity	92,761,316	92,761,316
	-	-
Post-Petition Cumulative Profit(Loss)	(14,351,534)	(13,910,884)
Direct Changes to Equity (Employee Stock & Option Vesting)	(3,567)	(6,528)
Direct Changes to Equity (Write-off of Related Party Debt/Receivable)	6,125	6,125
Total equity	78,412,340.35	78,850,028.51
Total liabilities & equity	91,274,645	91,378,420
	-	-

2:13-BK-16127 (MCW)

Inter Company Receivables / Payables

(Accrual Basis)

*Debtor's own form may be substituted if (1) it is prepared in accordance with generally accepted accounting principals, (2) current and prior period information is provided, and (3) if pre-petition and post-petition liabilities are segregated.

	Current Period	Prior Period
Pre Petition Inter Company Payable		
Due To Ecotality Stores, Inc.	-	-
Due to Portable Energy de Mexico, SA.DEC.V	(719,929.49)	(719,929.49)
Total Pre Petition Intercompany Payable	(719,929.49)	(719,929.49)
Post Petition Inter Company Payable		
Due To Electric Transportation Engineering Corp	(4,994,049.23)	(4,794,049.23)
Due To Ecotality Stores, Inc.	(151,494.10)	(151,494.10)
Due to Portable Energy de Mexico, SA.DEC.V	(10,893.94)	(10,893.94)
Total Post Petition Payable	(5,156,437.27)	(4,956,437.27)
Pre and Post Petition Inter Company Receivable		
Due From Electric Transportation Engineering Corp	86,206,320.77	86,206,234.47
Due From Ecotality Stores, Inc.	3,846,718.68	3,846,652.69
Due From Ecotality Asia Pacific Limited	15,416.38	15,416.38
Due From Portable Energy de Mexico, SA.DEC.V	19,683.93	19,683.93
Total Pre and Post Petition Receviable	90,088,139.76	90,087,987.47

Total Inter Company Receivables / (Payables)	**Current Period**	**Prior Period**
Due From Electric Transportation Engineering Corp	81,212,271.54	81,412,185.24
Due From Ecotality Stores, Inc.	3,695,224.58	3,695,158.59
Due From Ecotality Asia Pacific Limited	15,416.38	15,416.38
Due To Portable Energy de Mexico, SA.DEC.V	(711,139.50)	(711,139.50)
TOTAL Inter Company	84,211,773.00	84,411,620.71

Note: Inter company balances are a net of payables and receivables by entity

Ecotality, Inc.

Case Number: 2:13-BK-16127 (MCW)

Post-Petition Accrued Liabilities

December 2014

POST-PETITION ACCRUED LIABILITIES	Current Period	Prior Period
Accrued Interest	13,125.00	12,031.25
Accrued Professional Fees	41,929.51	43,000.00
Misc. Accrual	73,910.68	70,107.08
	128,965.19	125,138.33

Ecotality, Inc.

Case Number: 2:13-BK-16127 (MCW)

Pre-Petition Liabilities

December 2014

PRE-PETITION LIABILITIES	Current Period	Prior Period
Accounts Payable	651,106.45	651,106.45
Accrued Payroll	70,539.07	70,539.07
Accrued Legal	22,770.30	22,770.30
Accrued Interest	52,604.17	52,604.17
Accrued Contract Payments	221,148.99	221,148.99
Accrued Board Fees	39,498.95	39,498.95
Misc. Accruals		
	1,057,667.93	1,057,667.93

Case Number: 2:13-BK-16127 (MCW)

STATUS OF ASSETS

*Information provided on this page should reconcile with balance sheet amounts

ACOUNTS RECEIVABLE	TOTAL	0-30 Days	31-60 Days	60+ Days	
Total Accounts Receivable & Notes Rec	75,459.11	-	-	75,459.11	-
Less Amount Considered Uncollectible	-				
Net Accounts Receivable	75,459.11	-	-	75,459.11	

DUE FROM INSIDER	
Schedule Amount	-
Plus: Amount Loaned Since Filing Date	-
Less: Amount Collected Since Filing Date	-
Less: Amount Considered Uncollectible	-
Net Due From Insiders	-

INVENTORY		
Beginning Inventory		-
Plus: Purchases		-
Less: Cost of Goods Sold		-
Ending Inventory	-	-

Date Last Inventory was taken: 9/30/2013

FIXED ASSETS	SCHEDULE AMOUNT	ADDITIONS	DELETIONS	Book Value
Real Property				
Buildings	575,615.00		(575,615.00)	-
Accumulated Depreciation	101,486.34		(101,486.34)	-
Net Buildings	474,128.66			-
Equipment	1,575,869.64		(1,575,869.64)	-
Accumulated Depreciation	1,571,246.49		(1,571,246.49)	-
Net Equipment	4,623.15			-
Autos/Vehicles	-			-
Accumulated Depreciation	-			-
Net Autos/Vehicles	-			-
Furniture & Fixtures	129,426.36		(129,426.36)	-
Accumulated Depreciation	83,553.47		(83,553.47)	-
Net Furniture & Fixtures	45,872.89			-
Leasehold Improvements	26,630.69		(26,630.69)	-
Accumulated Depreciation	22,430.69		(22,430.69)	-
Net Leasehold Improvements	4,200.00			-

Provide a description of fixed assets added or deleted during the reporting period; include the date of Court order:

Case Number: 2:13-BK-16127 (MCW)

STATUS OF LIABILITIES AND SENSITIVE PAYMENTS

*Information provided on this page should reconcile with balance sheet and disbursement detail amounts

POST-PETITION LIABILITIES	TOTAL	0-30 Days	31-60 Days	61-90 Days	91+ Days
Accounts Payable * (SCHED 6A)	257,213.73	78,325.79	47,720.76	34,386.32	96,780.86
Taxes Payable	-				
Notes Payable	-				-
Professional & Legal Fees Payable	395,186.51	395,186.51	-	-	-
Secured Debt	-				
Other (SCHED 6B) aging estimated	5,244,807.08	215,921.84	205,260.42	105,260.42	4,718,364.40
Total Post-Petition Liabilities	5,897,207.32	689,434.14	252,981.18	139,646.74	4,815,145.26

*DEBTOR MUST ATTACH AN AGED ACCOUNTS PAYABLE LISTING

PAYMENTS TO INSIDERS AND PROFESSIONALS

Insiders			
Name	Reason for Payment	Amount Paid this Month	Total Paid to Date
Hind Ravi Brar	Gross Payroll	-	85,605.47
Hind Ravi Brar	Expense Reimbursements		1,343.00
Murray Jones	Gross Payroll	-	32,385.57
Murray Jones	Expense Reimbursements		193.03
Susie Herrmann	Gross Payroll	21,346.20	238,171.22
Susie Herrmann	Expense Reimbursements	98.99	3,025.79
Daryl Magana	Board of Director Fees	-	1,958.33
Kevin Cameron	Board of Director Fees	-	2,458.33
Edwars S. Mead	Board of Director Fees	-	1,854.17
Total Payments to Insiders		21,445.19	366,994.91

Professionals				
Name	Date of Court Order Authorizing Payment	Amount Aproved	Amount Paid this Month	Total Paid to Date
Nair & Co	9/30/2013	Up to $20K per month or $120K ttl	-	25,537.20
Burns Barton, LLP	9/30/2013	Up to $20K per month or $120K ttl	-	1,342.50
McGladrey, LLP	9/30/2013	Up to $20K per month or $120K ttl	-	39,500.00
Kurtzman Carson Consultants, LLC	9/19/2013	NA	-	178,614.46
Wendy Larchick PC	9/30/2013	Up to $20K per month or $120K ttl	-	19,705.83
Armando Moreno Ibarra	9/30/2013	Up to $90K - Liquidator for Mexico covered under MX Wind down motion	-	32,575.00
Hartman Titus, PLC	9/30/2013	Up to $20K per month or $120K ttl	-	7,928.00
Bustamante Escandon Y Pareyon SC	9/30/2013	Up to $20K per month or $120K ttl	-	22,865.00
Evers Robinson Ltd	9/30/2013	Up to $20K per month or $120K ttl	-	14,025.00
Total Payments to Professionals			-	342,092.99

Ecotality, Inc.
Case Number: 2:13-BK-16127 (MCW)
Accounts Payable - Post Petition
December 2014

	1 - 30	31 - 60	61 - 90	> 90	TOTAL
ABM	0.00	0.00	0.00	562.50	562.50
Akin Gump Strauss Hauer & Feld LLP	22,378.30	27,926.80	15,483.30	20,568.70	86,357.10
Antenna Group LLC	0.00	0.00	0.00	15,000.00	15,000.00
Aprea & Micheli, Inc.	0.00	0.00	0.00	3,125.00	3,125.00
Arrowhead	0.00	0.00	0.00	30.00	30.00
Benesch Friendlander Coplan & Aronoff LLP	0.00	0.00	0.00	638.00	638.00
Bryan Cave LLP	0.00	0.00	0.00	7,011.40	7,011.40
Clear Energy Brokerage & Consulting, LLC	2,096.40	0.00	0.00	0.00	2,096.40
Corporate Stock Transfer	0.00	0.00	0.00	336.01	336.01
Deleware Secretary of State	0.00	0.00	0.00	250.00	250.00
Dickinson Wright PLLC	4,942.80	3,281.40	791.00	5,344.90	14,360.10
Digital -The Fruth Group	0.00	0.00	0.00	970.74	970.74
Farella Braun & Martel LLP	0.00	0.00	0.00	8,661.11	8,661.11
Kurtzman Carson Consultants LLC	45,385.16	16,448.36	15,755.89	0.00	77,589.41
M2M One	0.00	0.00	0.00	1,210.00	1,210.00
McGladrey, LLP	0.00	0.00	0.00	500.00	500.00
Merrill Communications	0.00	0.00	0.00	3,623.18	3,623.18
MR Copy (CCV Payments)	0.00	0.00	0.00	63.94	63.94
MT Data	0.00	0.00	0.00	577.50	577.50
Nair & Co	0.00	0.00	2,356.13	-2,085.21	270.92
NASDAQ OMX	0.00	0.00	0.00	4,375.00	4,375.00
Oregon Dept. of Revenue -	0.00	0.00	0.00	237.37	237.37
Over The Wire	0.00	0.00	0.00	437.25	437.25
Parker Schwartz, PLLC	3,215.40	64.20	0.00	0.00	3,279.60
Phoenix Tree & Landscape	400.00	0.00	0.00	0.00	400.00
Pioneer Title Agency	0.00	0.00	0.00	4,375.00	4,375.00
ScreenSpaces, Inc.	0.00	0.00	0.00	549.75	549.75
SRP	-94.27	0.00	0.00	0.00	-94.27
Susie Herrmann	2.00	0.00	0.00	0.00	2.00
TPG The Piacent Group, Inc.	0.00	0.00	0.00	15,750.00	15,750.00
Travelers	0.00	0.00	0.00	1,000.00	1,000.00
Xerox	0.00	0.00	0.00	287.07	287.07
Arrowhead	0.00	0.00	0.00	98.26	98.26
Canon Financial Service, Inc.	0.00	0.00	0.00	294.85	294.85
City of San Diego	0.00	0.00	0.00	61.19	61.19
Cox Business	0.00	0.00	0.00	1,347.34	1,347.34
Digital - The Fruth Group	0.00	0.00	0.00	190.77	190.77
Fedex	0.00	0.00	0.00	37.33	37.33
Pitney Bowes Global Financial Services	0.00	0.00	0.00	277.27	277.27
San Diego Gas & Electric	0.00	0.00	0.00	401.60	401.60
Sanyo Customs Brokerage, Inc.	0.00	0.00	0.00	140.00	140.00
Underwriters Laboratories, Inc.	0.00	0.00	0.00	505.00	505.00
UPS Supply Chain Solutions, Inc.	0.00	0.00	0.00	28.04	28.04
TOTAL	**78,325.79**	**47,720.76**	**34,386.32**	**96,780.86**	**257,213.73**

Ecotality, Inc.

Case Number: 2:13-BK-16127 (MCW)

Post-Petition Liabilities

December 2014

POST-PETITION LIABILITIES	Current Period	Prior Period
Accrued Payroll	1,334.13	6,100.32
Accrued Interest	13,125.00	12,031.25
Intercompany Payable	5,156,437.27	4,956,437.27
Misc. Accrual	73,910.68	70,107.08
	5,244,807.08	5,044,675.92

Case Number: 2:13-BK-16127 (MCW)

CASE STATUS

QUESTIONAIRE

	YES	NO
Have any funds been disbursed from any accounts other than a Debtor-in-Possession account?		X
Are any post-petition receivables (accounts, notes or loans) due from related parties?	X	
Are any wages past due?		X
Are any U. S. Trustee quarterly fees delinquent?		X

Provide a detailed explaination of any "YES" answers to the above questions: (attach additional sheets if needed)

Business expenses received/paid by related party passed to company through intercompany receivable/payable accounts.

Current number of employees: 3 (1 full time, 2 part time hourly on as needed basis)

INSURANCE

Carrier & Policy Number	Type of Policy	Period Covered	Payment Amount & Frequency
Burlington Insurance Company #HMP0003160	Commercial Property	09/11/14-09/11/15	Up front total prem $3,994
Kinsale Insurance Company #01000231270	Commercial General Liability	09/11/14-09/11/15	Up front total prem $929
Liberty Mutual Group - DO4N717527006	D&O Coverage	orig 10/11/13 - 10/11/14 extended to 1/11/2015	Orig Annual/$195,000, Extension $48,750

What steps have been taken to remedy the problems which brought on the chapter 11 filing?

The Company is in the process of liquidating its assets for the benefit of creditors.

Identify any matters that are delaying the filing of a plan of reorganization:

None

Case Number: 2:13-BK-16127 (RJH)

DISBURSEMENT DETAIL

Month: December 2014

Account # 1311

Bank Name Bank of America - Ecotality Operating

Cash/Electronic Disbursements			
Date	Payee	Purpose	Amount
12/15/2014	Bank of America	Account Analysis Fees for November	1,576.03
12/26/2014	ADP	Payroll processing fee	166.78
12/02/2014	ADP	Payroll Taxes	1,084.06
12/10/2014	ADP	Payroll Taxes	1,084.06
12/10/2014	Akin Gump Strauss Hauer & Feld LLP	Bankruptcy Counsel	111,923.54
12/16/2014	ADP	Payroll Taxes	1,084.05
12/23/2014	ADP	Payroll Taxes	1,084.06
12/24/2014	RDG Filings	SEC filing fees for November 8K	720.00
12/30/2014	Akin Gump Strauss Hauer & Feld LLP	Bankruptcy Counsel	90,058.24
12/30/2014	Parker Schwartz, PLLC	Bankruptcy Counsel	41,614.90
12/30/2014	ADP	Payroll Taxes	1,084.06
		Total Cash/Electronic Disbursements	251,479.78

CHECKS ISSUED				
Check Number	Date	Payee	Purpose	Amount
7509	12/02/2014	Susie Herrmann	PPE 11/17-11/23/2014	2,525.24
7510	12/10/2014	Chris McCauley	Monthly vacant property check for insurance	30.00
7511	12/10/2014	City of Scottsdale-Post petition	Utilities - Scottsdale property	31.12
7512	12/10/2014	SRP	Utilities - Scottsdale property	133.86
7513	12/10/2014	Susie Herrmann	Employee expense reimbursement	98.99
7514	12/10/2014	Susie Herrmann	PPE 11/24-11/30/14	2,525.23
7515	12/16/2014	Susie Herrmann	PPE 12/1-12/07/14	2,523.23
7516	12/20/2014	City of Scottsdale-Post petition	Utilities - Scottsdale property	36.19
7517	12/20/2014	Susie Herrmann	PPE 12/8-12/14/14	2,525.24
7518	12/26/2014	Dickinson Wright PLLC	Creditor Committee Counsel	19,775.40
7519	12/26/2014	Susie Herrmann	PPE 12/15-12/21/14	2,525.23
7520	12/31/2014	Susie Herrmann	PPE 12/22-12/28/14	2,525.23
Total checks listed on this page				35,254.96
Total checks listed on continuation pages				-

TOTAL DISBURSEMENTS FOR THE MONTH (include cash/electronic disbursements)	286,734.74

Case Number: 2:13-BK-16127 (RJH)

DISBURSEMENT DETAIL

Month: December 2014

Account # # 6103

Bank Name IPC Operatinc

Cash/Electronic Disbursements			
Date	Payee	Purpose	Amount
		Total Cash/Electronic Disbursements	-

CHECKS ISSUED				
Check Number	Date	Payee	Purpose	Amount
Total checks listed on this page				-
Total checks listed on continuation pages				

TOTAL DISBURSEMENTS FOR THE MONTH (include cash/electronic disbursements)	-